SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

RAINMAKER SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 14, 2003

TO THE STOCKHOLDERS OF

RAINMAKER SYSTEMS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Rainmaker Systems, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, May 14, 2003, at 3:30 p.m. Pacific Daylight Savings Time at the Hilton San Jose South/Scotts Valley, 6001 La Madrona Drive, Scotts Valley, CA 95066, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1.	To elect two directors to serve on the Company’s Board of Directors for a one-year term ending in the year 2004 or until each director’s successor is duly elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2003;

3.	To consider and act upon a proposal to approve the 2003 Stock Incentive Plan; and

4.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only stockholders of record at the close of business on March 31, 2003 are entitled to notice of and to vote at the Annual Meeting. The stock transfer books of the Company will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company.

All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

Sincerely,

Martin Hernandez

Secretary

Scotts Valley, California

April 16, 2003

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY; COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

Rainmaker Systems, Inc.

1800 Green Hills Road

Scotts Valley, California 95066

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 14, 2003

General

The enclosed proxy (“Proxy”) is solicited on behalf of the Board of Directors of Rainmaker Systems, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on Wednesday, May 14, 2003 (the “Annual Meeting”). The Annual Meeting will be held at 3:30 p.m. Pacific Daylight Savings Time at the Hilton San Jose South/Scotts Valley, 6001 La Madrona Drive, Scotts Valley, CA 95066. These proxy solicitation materials were mailed on or about April 16, 2003 to all stockholders entitled to vote at the Annual Meeting.

Voting; Quorum

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On March 31, 2003, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 38,833,593 shares of the Company’s common stock, par value $0.001 (the “Common Stock”), were issued and outstanding. No shares of the Company’s Preferred Stock, par value $0.001, were outstanding.

Although the Company is a Delaware corporation, it is now subject to Section 2115 of the California Corporations Code. Section 2115 provides that corporations that are incorporated in jurisdictions other than California and that meet certain tests are subject to several provisions of the California Corporations Code, to the exclusion of the law of the jurisdiction in which the corporation is incorporated. We recently became subject to Section 2115 with the transfer of the listing of our common stock from the Nasdaq National Market to the Nasdaq SmallCap Market. Consequently, we are now subject to, among other provisions of the California Corporations Code, Section 708 which provides for cumulative voting.

Each holder of shares of Common Stock is entitled to one vote per share held by such holder on March 31, 2003. In voting for directors, however, shares may be voted cumulatively for persons whose names have been placed in nomination prior to the voting for the election of directors, but only if a stockholder present at the 2003 Annual Meeting gives notice at the meeting, prior to the voting for the election of directors, of his or her intention to vote cumulatively. Notice of intention to vote cumulatively may not be given by simply marking and returning a proxy.

If any stockholder gives proper notice of his or her intention to vote cumulatively, then each stockholder eligible to vote will be entitled to cumulate his or her votes and to give any one or more of the nominees whose names have been placed in nomination prior to the voting a number of votes equal to the total number of directors to be elected multiplied by the number of shares that the stockholder is entitled to vote. In addition, the person or persons holding the proxies solicited by our Board of Directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the nominees of the Board of Directors as they deem possible. This discretion and authority of the proxy holders may be withheld by checking the box on the proxy card marked “withhold from all nominees.” However, such an instruction will also deny the proxy holders the authority to vote for any or all of the nominees of the Board of Directors, even if cumulative voting is not called for at the 2003 Annual Meeting.

In the election of directors, the two nominees receiving the highest number of affirmative votes shall be elected. Proposal 2 and Proposal 3 must be approved by the affirmative vote of holders of outstanding shares of Common Stock representing a majority of the voting power present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter. The presence at the Annual Meeting, either in person or by proxy, of holders of shares of outstanding Common Stock entitled to vote and representing a majority of the voting power of such shares shall constitute a quorum for the transaction of business. Abstentions and shares held by brokers that are present in person or represented by proxy but that are not voted because the brokers were prohibited from exercising discretionary authority (“broker non-votes”) will be counted for the purpose of determining if a quorum is present. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved. The inspector of election appointed for the meeting will tabulate all votes and will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Proxies

If the enclosed form of Proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the Proxy does not specify how the shares represented thereby are to be voted, the Proxy will be voted FOR the election of the two nominees to the Board of Directors listed in the Proxy, unless the authority to vote for the election of any such nominee is withheld and, if no contrary instructions are given, the Proxy will be voted FOR the approval of Proposal 2 and FOR the approval of Proposal 3 described in the accompanying Notice and this Proxy Statement. You may revoke or change your Proxy at any time before the Annual Meeting by filing with the Secretary of the Company at the Company’s principal executive offices, located at 1800 Green Hills Road, Scotts Valley, California 95066, a notice of revocation or another signed Proxy with a later date. You may also revoke your Company’s Proxy by attending the Annual Meeting and voting in person.

Solicitation

The Company will bear the entire cost of the solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or any other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies by any process other than by mail.

Deadline for Receipt of Stockholder Proposals

The date by which stockholder proposals must be received by the Company for inclusion in our proxy statement and form of proxy for the 2004 Annual Meeting is January 14, 2004. Proposals of stockholders of the Company that are intended to be presented by such stockholders at next year’s Annual Meeting of Stockholders must also be received by us no later than January 14, 2004, in order that they may be considered at that meeting. The proxy solicited by the Board of Directors for the 2004 Annual Meeting of Stockholders will confer discretionary authority to vote on any proposal presented by a stockholder at that meeting for which the Company has not been provided with notice on or prior to this date.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL ONE: ELECTION OF DIRECTORS

General

The Company’s Certificate of Incorporation provides for a classified Board of Directors consisting of three classes of directors with staggered three-year terms, with each class consisting, as nearly as possible, of one-third of the total number of directors. The Board currently consists of five persons and the class whose term of office expires at the Annual Meeting currently consists of two directors. As set forth above under the caption “Voting; Quorum,” the Company is now subject to Section 2115 of the California Corporations Code which makes it subject to certain provisions of California General Corporation Law. Accordingly, the Company may no longer have a classified board and each class of directors will cease to be a separate class upon the expiration of its current term. As a result, the term of the two members of our Board of Directors to be elected at the Annual Meeting is one year, expiring at the 2004 Annual Meeting of Stockholders or until each director’s successor has been duly elected and qualified, and the remaining terms of our remaining members of our Board of Directors will remain one and two years, respectively. The nominees listed below are currently directors of the Company.

Each returned Proxy can only be voted for the number of persons nominated (two). Unless individual stockholders specify otherwise, each returned Proxy will be voted FOR the election of the two nominees who are listed below. If, however, the nominees named herein are unable to serve or decline to serve at the time of the Annual Meeting, the persons named in the enclosed Proxy will exercise discretionary authority to vote for substitutes. The nominees for election have agreed to serve if elected, and management has no reason to believe that the nominees will be unavailable to serve.

Nominees for Term Ending Upon the 2004 Annual Meeting of Stockholders

Michael Silton, 38, has served as a director of the Company since inception. Mr. Silton has served as President and Chief Executive Officer of the Company since October 1997 and the Company’s Chairman of the Board since inception. In 1991, he founded the Company’s former business UniDirect, which specialized in the direct marketing and sales of business software.

Robert Leff, 56, has served as a director of the Company since 1996. Mr. Leff co-founded Merisel, Inc. (formerly Softsel Computer Products, Inc.) in 1980, a wholesale distributor of computer products, and served as its President from 1980 to 1985 and its Co-Chairman from 1985 until he retired from Merisel, Inc. in 1994. Since 1994, Mr. Leff has been a strategic and financial consultant to start-up and growth stage companies in the personal computer industry. In March 2001, while Mr. Leff served on the Board of Directors and as acting Chief Executive Officer of Hiho Technologies, Inc., Hiho Technologies, Inc. completed an assignment for the benefit of creditors.

Continuing Directors for Term Ending Upon the 2004 Annual Meeting of Stockholders

Alok Mohan, 54, has served as a director of the Company since 1996. Mr. Mohan is currently the Chairman of the Board of Directors of Tarantella, Inc. Prior to that appointment, he served as Chief Executive Officer of Santa Cruz Operations, Inc. (“SCO”) from July 1995 until April 1998. Prior to that, from May 1994 to July 1995, Mr. Mohan served as Senior Vice President, Operations and Chief Financial Officer of SCO. Prior to joining SCO, Mr. Mohan was employed with NCR Corporation (“NCR”), a business software and services company, where he served as Vice President of Strategic Planning and Controller from July 1993 to May 1994. From January 1990 until July 1993, Mr. Mohan served as Vice President and General Manager of the Workstation Products Division at NCR. Mr. Mohan also serves on the Board of Directors for various private companies.

James Richardson, 55, has served as director of the Company since 2001. Mr. Richardson is currently a consultant to various high technology companies and serves on the Board of Directors for Digimarc Corporation,

Plumtree Software, Inc. and various private companies. From July 1998 to June 2001, he served as Senior Vice President and Chief Financial Officer of WebTrends Corporation, which merged with NetIQ Corporation in March of 2001. Prior to joining WebTrends, Mr. Richardson was Senior Vice President and Chief Financial Officer at Network General Corporation from April 1994 to January 1998. From June 1992 to March 1994, Mr. Richardson was Vice President and Chief Financial Officer of Logic Modeling Corporation, now a division of Synopsis, and Vice President and Chief Financial Officer of Advanced Logic Research.

Continuing Directors for Term Ending Upon the 2005 Annual Meeting of Stockholders

Phillip Clough, 41, has served as a director of the Company since February 2003. Mr. Clough is a Venture Partner of ABS Capital Partners (“ABS”), a private equity firm focused on investments in enterprise software and services companies since 2001. Prior to joining ABS, Mr. Clough was President and Chief Executive Officer of Sitel Corporation from 1997 to 2001. In addition to serving as a director for the Company, Mr. Clough currently serves on the Board of Directors of various other private companies.

Board Committees and Meetings

The Board of Directors held 5 meetings and agreed to take action by unanimous written consent 5 times during the fiscal year ended December 31, 2002 (the “2002 Fiscal Year”). The Board of Directors has an audit committee and a compensation committee. Each director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served during the 2002 Fiscal Year. The Board of Directors also consulted informally with management.

Audit Committee.    The audit committee consists of Robert Leff, Alok Mohan and James Richardson. The audit committee oversees the Company’s accounting and financial reporting policies and internal controls, reviews and monitors the corporate financial reporting and external audit of the Company, including, among other things, the results and scope of the annual audit and other services provided by the Company’s independent auditors and the Company’s compliance with legal matters that have a significant impact on the Company’s financial reports. The audit committee also consults with the Company’s management and the Company’s independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into various aspects of the Company’s financial affairs. In addition, the audit committee is responsible for considering and recommending the appointment of, and reviewing fee arrangements with, the Company’s independent auditors. The audit committee was formed in May 1999 and held four meetings during the 2002 Fiscal Year. Members of the audit committee are elected by the Board of Directors and serve one-year terms. The Annual Report of the Audit Committee appears hereafter under “Report of the Audit Committee of the Board of Directors.” The Board of Directors adopted a written charter for the audit committee in 2000. A copy of the audit committee charter, which was amended by the Board of Directors in March 2003, is attached as Exhibit A hereto. The Board of Directors has determined that each of the members of the audit committee is an “independent director” as defined in Rule 4200 of the Marketplace Rules of the National Association of Securities Dealers, Inc.

Compensation Committee.    The compensation committee consists of Robert Leff, Alok Mohan and James Richardson. The compensation committee reviews and approves salaries, benefits and bonuses for the Chief Executive Officer, Chief Financial Officer and other executive officers of the Company. It reviews and recommends to the Board of Directors on matters relating to employee compensation and benefit plans. The compensation committee also administers the Company’s stock plans. The compensation committee was formed in May 1999 and agreed to take action by unanimous written consent six times during the 2002 Fiscal Year. The Annual Report of the Compensation Committee appears hereafter under “Report of the Compensation Committee of the Board of Directors on Executive Compensation.”

Director Compensation

On January 10, 2002, Robert Leff, Alok Mohan, and James Richardson were granted options to purchase 176,000, 176,000 and 100,000 shares of Common Stock, respectively, at an exercise price of $0.28 per share and on May 15, 2002, Robert Leff, Alok Mohan and James Richardson were each granted an option to purchase 20,000 shares of Common Stock at an exercise price of $0.46 per share. For 2002, all outside directors were paid $5,000 in quarterly fees for each quarter of service as a director, $1,000 per Board meeting attended during the year and $500 per committee meeting attended during the year. Annually, each non-employee Board member who continues to serve as a non-employee Board member after the Annual Meeting of Stockholders, including each of the Company’s current non-employee Board members, will automatically be granted an option to purchase 20,000 shares of Common Stock at an exercise price equal to the fair market value per share of the Common Stock on the date of such Annual Meeting, provided such individual has served on the Board for at least six months.

Required Vote

The two nominees receiving the highest number of affirmative votes of the outstanding shares of Common Stock, present or represented and entitled to be voted for such nominees, shall be elected as directors. The Proxies cannot be voted for a greater number of persons than two.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the election of the nominees listed above.

PROPOSAL TWO: RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

Audit services of Ernst & Young LLP (“Ernst & Young”) during the 2002 Fiscal Year included the examination of our financial statements and services related to filings with the Securities and Exchange Commission (“SEC”) and other regulatory bodies. Following are the fees incurred by the Company for services rendered by Ernst & Young during the 2002 Fiscal Year:

Audit Fees

Fees for the last annual audit, which included quarterly review procedures, were $243,000.

Financial Information Systems Design and Implementation Fees

There were no financial information systems design and implementation fees paid by the Company to Ernst & Young in fiscal 2002.

All Other Fees

All other fees were $37,000, all of which were for non-audit services, including primarily tax return preparation and tax planning consultations.

The audit committee, composed entirely of independent directors, recommended to the Board of Directors that Ernst & Young be appointed as independent auditors. As our independent auditors, Ernst & Young will audit our financial statements for the 2003 fiscal year and perform audit-related services in connection with various accounting and financial reporting matters. Ernst & Young may perform certain non-audit services for the Company, subject to preapproval by the audit committee.

The Board of Directors approved the selection of Ernst & Young as independent auditors for the 2003 fiscal year and is asking the stockholders for ratification of their selection. A representative of Ernst & Young is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Required Vote

The affirmative vote of a majority of the shares represented and voting at the Annual Meeting is required to ratify the selection of Ernst & Young. In the event that the stockholders do not approve the selection of Ernst & Young, the Board of Directors will reconsider the appointment of the independent auditors. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the ratification of the selection of Ernst & Young LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2003.

PROPOSAL THREE: TO APPROVE THE 2003 STOCK INCENTIVE PLAN

General

The stockholders are being asked to approve the implementation of the Company’s 2003 Stock Incentive Plan (the “2003 Plan”) under which 7,173,524 shares of Common Stock will initially be reserved for issuance. The 2003 Plan will be a successor plan to the Company’s existing 1999 Stock Incentive Plan (the “1999 Plan”); however, the 2003 Plan, if approved, will differ from the 1999 Plan as follows: (i) the use of loans from the Company to exercise stock options or purchase stock will be prohibited, (ii) the term of the 2003 Plan will continue until March 31, 2013, and (iii) stock options which are granted under the 2003 Plan will be treated as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code. If approved, the 2003 Plan will allow the Company to continue to provide key employees (including officers and directors), non-employee Board members and independent consultants and advisors in the Company’s service the opportunity to acquire a meaningful equity interest in the Company as an incentive for them to remain in service, while maintaining the Company’s ability to deduct the compensation which is deemed as having been paid to such plan participants upon the exercise of non-statutory stock options and the disqualifying disposition of incentive stock options granted under the 2003 Plan. The Board believes that such equity incentives are a significant factor in the Company’s ability to attract and retain the key individuals who are essential to the Company’s growth and financial success. Additionally, the Board believes that maintaining the 2003 Plan’s exemption under Code Section 162(m) for performance-based compensation is a financial benefit to the Company long-term.

The following is a summary of the principal features of the 2003 Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2003 Plan. The 2003 Plan is attached to this Proxy Statement as Exhibit B. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company’s Secretary at the Company’s principal executive offices located at 1800 Green Hills Road, Scotts Valley, California 95066.

The Company has submitted a permit application for the 2003 Plan to the California Department of Corporations in order to comply with the requirements of the California securities laws. As a condition to approval of such application, the Department of Corporations may require changes to the 2003 Plan. The granting of any options and the issuance of any shares of Common Stock under the 2003 Plan shall be subject to the Company’s procurement of such permit.

Unless otherwise noted, the terms of the 1999 Plan are identical to those of the 2003 Plan.

Description of 2003 Plan

Plan Adoption

The 2003 Plan was adopted by the Board in April 2003 and serves as a successor to the 1999 Plan. Upon approval of this proposal, the 2003 Plan will commence on the second trading day following the 2003 Annual Meeting. The 1999 Plan was originally adopted by the Board in October 1999 and approved by the stockholders in October 1999. The 1999 Plan became effective in connection with the initial public offering of the Common Stock and serves as the successor to the Company’s 1995 Stock Option/Stock Issuance Plan and 1998 Stock Option/Stock Issuance Plan (the “Predecessor Plans”). Each option outstanding under the Predecessor Plans was incorporated into the 1999 Plan, and no further option grants have been made under the Predecessor Plans since the 1999 Plan became effective.

Plan Structure

The 2003 Plan is divided into five (5) separate equity incentive programs: (i) the Discretionary Option Grant Program, (ii) the Salary Investment Option Grant Program, (iii) the Stock Issuance Program, (iv) the Automatic Option Grant Program and (v) the Director Fee Option Grant Program. The Salary Investment Option Grant and Director Fee Option Grant Programs will not be implemented until such time as the Compensation Committee deems appropriate. The principal features of each of the five programs are described below.

Plan Administration

The Compensation Committee of the Board will have exclusive authority to administer the Discretionary Option Grant Program and the Stock Issuance Program with respect to all eligible individuals. However, the Board may also appoint a secondary committee of one or more Board members to have separate but concurrent authority to make option grants and stock issuances under those programs to all eligible individuals other than the Company’s executive officers and non-employee Board members. The term “Plan Administrator,” as used in this Proposal Three, will mean either the Compensation Committee or any secondary committee, to the extent each such entity is acting within the scope of its administrative jurisdiction under the 2003 Plan. The Compensation Committee will also have the exclusive authority to select the executive officers and other highly compensated employees who may participate in the Salary Investment Option Grant Program. Grants under the Salary Investment Option Grant Program, the Director Fee Option Grant Program or the Automatic Grant Program for the non-employee Board members will be made in compliance with the express provisions of each such program.

Eligibility

Employees (including officers), non-employee Board members, and independent consultants and advisors in the service of the Company or its parent and subsidiaries (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Executive officers and other highly compensated employees may also be eligible to participate in the Salary Investment Option Grant Program. Non-employee Board members will also be eligible to participate in the Automatic Option Grant Program and the Director Fee Option Grant Program.

Share Reserve

The maximum number of shares of Common Stock that can be issued under the 2003 Plan is 7,173,524. This amount will be increased on the first trading day in January each year, beginning in January 2004, by an amount equal to four percent (4%) of the total number of shares of Common Stock outstanding on the last trading day in December of the last prior year, but in no event will this annual increase exceed 3,000,000 shares. The share reserve under the 1999 Plan is 14,671,433, of which 7,253,524 shares remain available for issuance as of March 31, 2003. Under the terms of the 1999 Plan, this amount was increased on the first trading day in January each year, beginning in January 2001, by an amount equal to four percent (4%) of the total number of shares of Common Stock outstanding on the last trading day in December of the last prior year, but in no event was this annual increase to exceed 3,000,000 shares; however, upon the second trading day following stockholder approval of this proposal, no further options will be granted or stock issuances made under the 1999 Plan.

In no event may any one individual participating in the 2003 Plan be granted stock options, separately exercisable stock appreciation rights or receive direct stock issuances for more than 1,000,000 shares of Common Stock in the aggregate during each calendar year under the 2003 Plan. Stockholder approval of this Proposal will also constitute approval of such limitation for purposes of Section 162(m) of the Internal Revenue Code.

The shares of Common Stock issuable under the 2003 Plan may be drawn from shares of authorized but unissued Common Stock or from shares of Common Stock that the Company acquires, including shares purchased on the open market. Shares subject to any outstanding options under the 1999 Plan that expire or otherwise terminate prior to exercise will not be available for subsequent issuance under the 2003 Plan. In addition, unvested shares issued under the 1999 Plan that the Company subsequently purchases, at the option exercise or direct issue price paid per share, pursuant to the Company’s repurchase rights under the 1999 Plan will not be available for subsequent issuance.

In the event any change is made to the Common Stock issuable under the 2003 Plan by reason of any stock split, stock dividend, combination of shares, merger, reorganization, consolidation, recapitalization, exchange of shares, or other change in capitalization of the Company affecting the outstanding shares of Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2003 Plan (including the maximum amount of the annual increase), (ii) the maximum number and/or class of securities for which any one individual may be granted stock options, separately exercisable stock appreciation rights or direct stock issuances under the 2003 Plan, (iii) the class and/or number of securities and price per share in effect under each outstanding option granted under the 2003 Plan, and (iv) the class and/or number of securities for which automatic option grants are to be subsequently made to new and continuing non-employee Board members under the Automatic Option Grant Program. The adjustments to the outstanding options will prevent the dilution or enlargement of benefits thereunder.

As of March 31, 2003, no options were outstanding under the 2003 Plan; however, under the 1999 Plan, options for 4,570,056 shares were outstanding, 2,847,853 shares were issued and 7,253,524 shares remained available for future option grants and stock issuances.

Discretionary Option Grant Program

Grants

The Plan Administrator will have complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the maximum term for which any granted option is to remain outstanding and, generally, the vesting schedule to be in effect for the option grant.

Price and Exercisability

Each granted option will have an exercise price per share not less than 100% of the fair market value per share of Common Stock on the option grant date, and no granted option will have a term in excess of 10 years. The shares subject to each option will generally become exercisable for fully-vested shares in a series of installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they are immediately exercisable for any or all of the option shares. The shares acquired under such immediately-exercisable options will normally be unvested and subject to repurchase by the Company, at the exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares.

The exercise price may be paid in cash or in shares of common stock or through a same-day sale program pursuant to which a brokerage firm is to effect an immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options will generally not be assignable or transferable other than by will or the laws of inheritance and, during the optionee’s lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-statutory options to be transferred or assigned during the optionee’s lifetime to one or more members of the optionee’s immediate family or to a trust established exclusively for one or more such family members or to the optionee’s former spouse, to the extent such transfer or assignment is in furtherance of the optionee’s estate plan or pursuant to a domestic relations order. The optionee may also designate one or more beneficiaries to automatically receive his or her outstanding options at death.

Termination of Service

Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options for any shares in which the optionee is vested at that time. Under no circumstances may an option be exercised after the specified expiration date of the option term. The Plan Administrator will have complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part.

Corporate Transaction

In the event of a Corporate Transaction (defined below), each outstanding option under the Discretionary Option Grant Program that will not be assumed by the successor corporation or otherwise replaced with a cash incentive program that preserves the existing option spread on the unvested option shares will automatically accelerate in full, except to the extent the Company’s repurchase rights with respect to those shares are to be assigned to the successor corporation. The Plan Administrator will have the discretion to structure one or more option grants under the Discretionary Option Grant Program so that those options or shares will automatically vest in the event the individual’s service is subsequently terminated within a specified period (not to exceed 18 months) following a Corporate Transaction in which those options do not otherwise vest on an accelerated basis. The Plan Administrator may also structure one or more option grants under the Discretionary Option Grant Program so that those options and will automatically vest in full upon a Corporate Transaction.

A Corporate Transaction includes one or more of the following stockholder-approved transactions to which the Company is a party: (i) a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets in complete liquidation or dissolution of the Company.

Change in Control

The Plan Administrator will have the discretionary authority to provide for automatic acceleration of outstanding options under the Discretionary Option Grant Program in connection with a Change in Control, with such acceleration or vesting to occur either at the time of the Change in Control or upon the subsequent termination of the participant’s service within a designated period, not to exceed 18 months following the effective date of such Change in Control.

A Change in Control will be deemed to occur under the 2003 Plan upon: (i) the acquisition of more than 50% of the Company’s outstanding voting stock pursuant to a tender or exchange offer made directly to the Company’s stockholders or (ii) a change in the composition of the Board of Directors over a period of 36 months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (a) have been members of the Board continuously since the beginning of such period or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time such election or nominations was approved by the Board. In addition, the Plan Administrator can provide acceleration of outstanding options upon other events, including other transactions and other types of terminations.

The acceleration of vesting in the event of a change in the ownership or control of the Company is intended to provide employees with an incentive to remain in employment during periods when there is potential for a change in control of the Company and to consider transactions that might result in the termination of their employment, but may, under certain circumstances, have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Stock Appreciation Rights

The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

Tandem stock appreciation rights provide the holders with the right to surrender all or part of an unexercised option for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash, shares of Common Stock or a combination of both.

Limited stock appreciation rights may be granted to officers of the Company as part of their option grants. Any option with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a Hostile Take-Over of the Company. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered share equal to the excess of (a) the Take-Over Price per share over (b) the exercise price payable for such share.

For purposes of such option cash-out provisions, the following definitions are in effect under the 2003 Plan:

Hostile Take-Over: the direct or indirect acquisition by any person or related group of persons (other than the Company or its affiliates) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which the Board does not recommend that such stockholders accept.

Take-Over Price: the greater of (A) the fair market value of the shares of Common Stock subject to the surrendered option, measured on the surrender date in accordance with the valuation provisions of the 2003 Plan described below, or (B) the highest reported price per share paid by the tender offeror in effecting the Hostile Take-Over.

Salary Investment Option Grant Program

In the event the Plan Administrator decides to put this program into effect for one or more calendar years, each of our executive officers and other highly compensated employees selected by the Plan Administrator may elect to reduce his or her base salary for the calendar year by an amount not less than $10,000 nor more than $50,000. Each selected individual who makes such an election will automatically be granted, on the first trading day in January of the calendar year for which his or her salary reduction is to be in effect, an option to purchase that number of shares of common stock determined by dividing the salary reduction amount by two-thirds of the fair market value per share of our common stock on the grant date. The option will have exercise price per share equal to one-third of the fair market value of the option shares on the grant date. As a result, the option will be structured so that the fair market value of the option shares on the grant date less the exercise price payable for those shares will be equal to the amount of the salary reduction. The option will become exercisable in a series of twelve equal monthly installments over the calendar year for which the salary reduction is to be in effect.

Automatic Option Grant Program

Under the Automatic Option Grant Program, non-employee Board members will receive option grants at specified intervals over their period of Board service. The terms and conditions governing the option grants, which may be made under the Automatic Option Grant Program, are summarized below.

Under the Automatic Option Grant Program, each individual who first joins the Board as a non-employee Board member will receive an automatic option grant for 100,000 shares of Common Stock which will be granted on the date the non-employee Board member joins the Board. Each individual who has served as a non-employee Board member for at least six (6) months prior to an Annual Meeting will automatically be granted an option to purchase 20,000 shares of Common Stock on the next trading day following such Annual Meeting.

Each option grant under the Automatic Option Grant Program has an exercise price per share equal to 100% of the fair market value per share of Common Stock on the grant date and a maximum term of 10 years measured from such date, subject to earlier termination upon the optionee’s cessation of Board service. Each option grant under the Automatic Option Grant Program shall be immediately exercisable for all of the option shares. However, any unvested shares shall be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee’s termination of service prior to vesting in such shares. Each initial 100,000-share option vests in a series of eight (8) successive equal quarterly installments upon the director’s completion of each three (3)-month period of service over the twenty-four (24)-month period measured from the grant date. Each annual 20,000-share option grant vests in two successive equal semi-annual installments upon the director’s completion of each six (6)-month period of Board service over the twelve (12)-month period measured from the grant date.

The automatic option grants remain exercisable for a twelve (12)-month period following the non-employee Board member’s cessation of Board service for any reason. During the applicable exercise period, the option may not be exercised for more than the number of shares (if any) for which the option is vested at the time of his or her cessation of Board service.

The shares subject to each automatic option grant immediately vests should any of the following events occur during optionee’s period of Board service: (i) the non-employee Board member’s death or permanent disability or (ii) a Corporate Transaction or Change in Control. In addition, upon the successful completion of a Hostile Take-Over, each automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the Take-Over Price per share over (b) the exercise price payable for such share. Stockholder approval of this Proposal will also constitute pre-approval of each option granted with such surrender right on or after the date of the Annual Meeting and the subsequent exercise of that right in accordance with the foregoing provisions. In addition, non-employee Board members are also eligible to receive option awards under the Discretionary Option Grant Program.

Stock Issuance Program

Shares may be sold under the Stock Issuance Program at a price per share not less than their fair market value, payable in cash or, in the discretion of the Plan Administrator, through a promissory note payable to the

Company. Shares may also be issued as a bonus for past services without any cash outlay required of the recipient. Shares of common stock may also be issued under the Stock Issuance Program pursuant to share right awards, which entitle the recipients to receive those shares upon the attainment of designated performance goals or completion of a specified service period. The Plan Administrator will have complete discretion under this program to determine which eligible individuals are to receive such stock issuances or share right awards, the time or times when such issuances or awards are to be made, the number of shares subject to each such issuance or award and, generally, the vesting schedule to be in effect for the stock issuance or share rights award.

The vesting schedule for each stock issuance will generally be determined by the Plan Administrator at the time of issuance. The shares may be fully-vested upon the date of issuance, may vest in one or more installments over the participant’s period of future service or, vesting may be conditioned upon the upon the attainment of performance milestones. Such shares may vest in full prior to such dates in the event of a Corporate Transaction or Change in Control, according to the parameters described for the Discretionary Option Grant Program in “Corporate Transaction” and “Change in Control” sections above or such other terms as the Plan Administrator may specify, and, in addition, the Plan Administrator will have the discretionary authority at any time to accelerate the vesting of any and all share rights awards and all unvested shares outstanding under the Stock Issuance Program.

Outstanding share right awards under the Stock Issuance Program will automatically terminate, and no shares of common stock will actually be issued in satisfaction of those awards, if the performance goals established for such awards are not attained. The Plan Administrator, however, will have the discretionary authority to issue shares of common stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals are not attained.

Director Fee Option Grant Program

If this program is put into effect in the future, then each non-employee board member may elect to apply all or a portion of any cash retainer fee for the year to the acquisition of a below-market option grant. The option grant will automatically be made on the first trading day in January in the year for which the non-employee board member would otherwise be paid the cash retainer fee in the absence of his or her election. The option will have an exercise price per share equal to one-third of the fair market value of the option shares on the grant date, and the number of shares subject to the option will be determined by dividing the amount of the retainer fee applied to the program by two-thirds of the fair market value per share of our common stock on the grant date. As a result, the option will be structured so that the fair market value of the option shares on the grant date less the exercise price payable for those shares will be equal to the portion of the retainer fee applied to that option. The option will become exercisable in a series of twelve equal monthly installments over the calendar year for which the election is in effect. However, the option will become immediately exercisable for all the option shares upon the death or disability of the optionee while serving as a board member.

General Plan Provisions

Valuation

For all valuation purposes under the 2003 Plan, the fair market value per share of common stock on any date will be deemed equal to the closing selling price per share on that date, as reported on the Nasdaq SmallCap Market or, in the future if the Common Stock is traded on any other stock exchange, the fair market value will be deemed equal to the closing selling price per share on that date, as reported on such stock exchange. On March 31, 2003, the closing selling price per share was $0.65.

Vesting Acceleration

In the event of a Corporate Transaction or Change in Control, the outstanding options under the Discretionary Option Grant Program and the outstanding stock issuances under the Stock Issuance Program may be accelerated according to the terms and conditions of these programs, as described in more detail above.

The shares subject to each option under the Salary Investment Option Grant and Director Fee Option Grant Programs will immediately vest upon (i) an acquisition of the Company by merger or asset sale, (ii) the successful completion of a tender offer for more than 50% of the Company’s outstanding voting stock or (iii) a change in the majority of the Board effected through one or more contested elections for Board membership.

The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Cancellation/Regrant

The Plan Administrator will have the authority to effect, with the consent of the affected option holders, the repricing of outstanding options or the cancellation of outstanding options in return for the grant of new options for the same or a different number of option shares with an exercise price per share based upon the fair market value of the common stock on the new grant date.

Special Tax Withholding Election

The Plan Administrator may provide one or more holders of options or unvested share issuances under the 2003 Plan with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which such individuals may become subject in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of common stock in payment of such withholding tax liability.

Amendment and Termination

The Board may amend or modify the 2003 Plan at any time, subject to any required stockholder approval pursuant to applicable laws and regulations. Unless sooner terminated by the Board, the 2003 Plan will terminate on the earliest of (i) March 31, 2013 (ii) the date on which all shares available for issuance under the 2003 Plan have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with certain changes in control or ownership of the Company.

New Plan Benefits

As of March 31, 2003, no awards have been granted under the 2003 Plan, the approval of which forms this Proposal No. Three. Since the awards proposed provide various discretionary criteria from which the Plan Administrator may choose to determine awards, it is not possible to determine the awards that will be received by eligible individuals.

FEDERAL INCOME TAX CONSEQUENCES

Option Grants

Options granted under the 2003 Plan may be either incentive stock options, which satisfy the requirements of Section 422 of the Internal Revenue Code, or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

Incentive Options.    The optionee recognizes no taxable income at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a disposition.

For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition of the shares is made more than two years after the date the option is granted for those shares and more than one year after the date the option is exercised for those shares. If the sale or disposition occurs before these periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee’s disposition of the purchased shares.

Non-Statutory Options.    No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee’s termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company’s repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date those shares vest over (ii) the exercise price paid for such shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for those shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Direct Stock Issuance

The tax principles applicable to direct stock issuances under the 2003 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Deductibility of Executive Compensation

Pursuant to the approval of this Proposal, the Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options under the Discretionary Option Grant or Automatic Option Programs will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1.0 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m). Regardless of the approval of this Proposal, option grants under the Salary Investment and Director Fee Option Grant Programs will not qualify as performance-based compensation, and any income tax deductions attributable to the exercise of those options will be subject to the $1.0 million limitation.

Accounting Treatment

Under Statement of Financial Accounting Standards No. 123 (FAS 123), the Company may elect to account for stock based compensation for financial accounting purposes under either the fair value based method set forth therein or the intrinsic value based method set forth in APB Opinion No. 25. Under the fair value based method, compensation expense is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Under the intrinsic value based method, compensation expense is the excess, if any, of the quoted market price of the stock at grant date or other measurement date over the amount an employee must pay to acquire the stock.

Under APB Opinion No. 25, which the Company has elected to apply to its equity compensation, stock options and other awards granted to employees and non-employee Board members under the 2003 Plan will not result in any compensation expense if the exercise price or investment amount paid for the award is at least 100% of fair market value of the underlying stock on the date of grant and they are not issued in tandem with stock appreciation rights or certain other awards. When using APB 25, under FAS 123, the Company is required to disclose in footnotes to the Company’s financial statements, the fair value of those awards and the pro-forma impact those options and awards would have upon the Company’s reported earnings were the fair value of those options and awards at the time of grant treated as a compensation expense.

Under APB 25, rights to acquire stock under the 2003 Plan at investment prices less than the fair market value of the shares on the grant date result in a compensation expense equal to the excess of such fair market value over the exercise or issue price. The expense is recognized over the period that the option shares or issued shares are to vest. Option grants and other awards which vest or are payable based solely on the achievement of certain performance goals and stock appreciation rights would result in a compensation expense which would be adjusted each reporting period based on the then fair market value of the stock until vesting occurs.

Under the fair value method of FAS 123, the fair value of any stock option or other stock award (regardless of the exercise or investment consideration) is generally treated as a compensation expense which is recognized over the service period, which is generally the vesting period.

Though the Company has adopted the intrinsic value based method of APB 25, we may later elect to switch to the fair value based method of FAS 123, but not vice versa. On December 31, 2002, FASB issued a final standard, Statement No. 148, which provided transition alternatives for companies that elect to voluntarily switch to the fair value method of expense recognition. Additionally, on November 7, 2002, the International Accounting Standards Board (IASB) issued a proposal which would require companies using IASB standards to recognize, starting in 2004, the value of options as of the date of grant using a formula designed to estimate their fair value. FASB recently stated it will undertake a project to address whether to require that the cost of stock options be treated as an expense under a fair value method and that it expects to publish an exposure draft later in 2003 with the goal of issuing an accounting standard in 2004.

Option grants made to independent consultants (but not non-employee Board members) after December 15, 1998 will result in a direct charge to the Company’s reported earnings based upon the fair value of the option measured initially as of the grant date of that option and then subsequently on the vesting date of each installment of the underlying option shares. No charge will, however, be required for periods before July 1, 2000.

Equity Compensation Plan Information

The following table provides information as of December 31, 2002 with respect to the shares of the Company’s Common Stock that may be issued under the Company’s existing equity compensation plans.

	Column A		Column B	Column C
Plan Category	Number of Securities to be issued upon Exercise of Outstanding Options		Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Stockholders (1)	4,390,400	(2)	$0.51	7,242,967	(3)
Equity Compensation Plans Not Approved by Stockholders	0		N/A	0
Total	4,390,400		$0.51	7,242,967

(1)	Consists solely of the 1999 Plan and the 1999 Employee Stock Purchase Plan.

(2)	Excludes purchase rights accruing under the Company’s 1999 Employee Stock Purchase Plan. Under the Purchase Plan, each eligible employee may purchase up to 1,250 shares of Common Stock at semi-annual intervals on the last U.S. business day of April and October each year at a purchase price per share equal to 85% of the lower of (i) the closing selling price per share of Common Stock on the employee’s entry date into the two-year offering period in which that semi-annual purchase date occurs or (ii) the closing selling price per share on the semi-annual purchase date.

(3)	This total includes the Purchase Plan and the 1999 Plan. The Purchase Plan has a stockholder-approved reserve of 2,164,699 shares, of which 1,361,050 remain available for issuance as of March 31, 2003. The share reserve under the Purchase Plan will automatically increase on the first trading day in January each year, beginning January 2001, by an amount equal to one percent (1%) of the total number of shares of out Common Stock outstanding on the last trading day in December of the last prior year, but in no event will this annual increase exceed 400,000 shares. The maximum number of shares of Common Stock that can be issued under the 1999 Plan is 14,671,433. This amount automatically increased on the first trading day in January each year, beginning in January 2001, by an amount equal to four percent (4%) of the total number of shares of Common Stock outstanding on the last trading day in December of the last prior year, but in no event did this annual increase exceed 3,000,000 shares. The number of shares of Common Stock available for issuance under the 1999 Plan as of March 31, 2003 was 7,253,524.

Vote Required

The affirmative vote of the holders of a majority of the outstanding voting shares of the Company’s Common Stock present or represented and entitled to vote at the Annual Meeting, is required to approve the 2003 Plan. Should such stockholder approval not be obtained then the 2003 Plan will not be implemented and no option grants or stock issuances will be made under the 2003 Plan. In the event stockholder approval of the 2003 Plan is not obtained, the 1999 Plan will continue under its current terms; however, stock options which are granted under the 1999 Plan going forward will not qualify as performance based compensation under Section 162(m) of the Internal Revenue Code.

Recommendation of Board of Directors

The Board of Directors recommends a vote IN FAVOR of approval of the 2003 Plan.

OTHER MATTERS

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

OWNERSHIP OF SECURITIES

The following table sets forth certain information as of February 28, 2003, regarding the ownership of the Company’s Common Stock by:

•	each person who is known by the Company to beneficially own more than five percent of the Company’s Common Stock;

•	each Named Executive Officer (as defined below under “Executive Compensation”);

•	each of the Company’s directors;

•	all of the Company’s directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. Shares subject to options that are exercisable currently or within 60 days of February 28, 2003, are deemed to be outstanding and beneficially owned by the person for the purpose of computing share and percentage ownership of that person. They are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them. Unless otherwise indicated, all addresses for the stockholders set forth below is c/o Rainmaker Systems, Inc., 1800 Green Hills Road, Scotts Valley, California 95066.

Name of Beneficial Owner	Number of Shares Beneficially Owned (Including the Number of Shares Shown in the Second Column)	Number of Shares Owned as a Result of Options Exercisable Within 60 Days of February 28, 2003	Percentage of Shares Outstanding
ABS Capital Partners III, L.P.	11,707,248	—	30.1%
400 East Pratt Street, Suite 910
Baltimore, MD 21202
Michael Silton (1)	6,038,808	287,500	15.4%
Laurel James (2)	2,527,383	—	6.5%
Martin Hernandez	647,913	635,413	1.6%
Robert Leff	509,499	97,499	1.3%
Alok Mohan (3)	347,499	327,499	*
James Richardson (4)	176,250	151,250	*
Diane Brundage	88,750	87,500	*
Steven Bonbright (6)	—	—	*
Phillip Clough (5)	—	—	*
Michael Davison (7)	—	—	*
Cynthia Stephens (8)	—	—	*
All directors and officers as a group (10 persons)	7,808,719	1,586,661	19.3%

*	Less than 1%

(1)	Includes 15,000 shares held by Michael Silton as Trustee of the Petra Silton Children’s Trust.

(2)	Includes 2,527,383 shares held by Laurel F. James, Trustee of the Laurel Ann James Grantor Trust dated July 3, 1997.

(3)	Excludes 505,767 shares held by Tarantella, Inc., of which Mr. Mohan is the Chairman. Mr. Mohan disclaims beneficial ownership of the 505,767 shares held by Tarantella, Inc.

(4)	Includes 10,000 shares held by Mr. Richardson’s investment retirement account.

(5)	Mr. Clough is a Venture Partner of ABS Capital Partners III, LLC, which is a general partner of ABS Capital Partners III, L.P Mr. Clough disclaims beneficial ownership of all shares held by ABS Capital Partners III, L.P. except to the extent of his pecuniary interest therein.

(6)	Mr. Bonbright joined the Company in February 2003, and does not beneficially own any shares as of February 28, 2003.

(7)	Mr. Davison joined the Company in October 2002, and does not beneficially own any shares as of February 28, 2003.

(8)	Ms. Stephens joined the Company in May 2002, and does not beneficially own any shares as of February 28, 2003.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The following table provides certain information with respect to our directors, executive officers and certain key employees:

Name	Age	Position
Michael Silton	38	Chairman of the Board, President and Chief Executive Officer
Martin Hernandez	45	Chief Operating Officer, Chief Financial Officer and Secretary
Steven Bonbright	38	Vice President, Client Services
Diane Brundage	48	Vice President, Sales
Michael Davison	45	Vice President, Product Management and Marketing
Cynthia Stephens	37	Vice President, Finance

Michael Silton has served as President and Chief Executive Officer since October 1997 and Chairman of the Board since inception. In 1991, he founded Rainmaker’s former business UniDirect, which specialized in the direct marketing and sales of business software.

Martin Hernandez joined Rainmaker in October 1999 as Chief Financial Officer and has served as Chief Operating Officer since August 2000. He is also the Secretary. From May 1994 to October 1999, Mr. Hernandez held senior positions at Silicon Graphics, Inc., including Director, Finance—Worldwide Sales and Marketing, and Director, Finance and Operations for the Company’s Cosmo Software subsidiary. From April 1991 to March 1994, he served as Director, Corporate Planning/Operations and Investor Relations for Meris Laboratories, Inc. From October 1988 to April 1991, Mr. Hernandez was an accountant at PricewaterhouseCoopers LLP.

Steven Bonbright joined Rainmaker in February 2003 as Vice President, Client Services. Before joining Rainmaker, Mr. Bonbright was Vice President, Global Inside Sales, for Aspect Communications from September 1998 to July 2002. Prior to that, Mr. Bonbright held various senior sales and marketing positions with Silicon Graphics Incorporated and Schlumberger Technologies.

Diane Brundage joined Rainmaker in February 2002 as Vice President, Sales. Before joining Rainmaker, Ms. Brundage was Senior Vice President of Sales, Marketing & Customer Service, for Creative Planet from September 2000 to February 2002. Prior to that, from September 1999 to September 2000, Ms. Brundage was Vice President, Sales at Exclaim Technologies, and from September 1998 to August 1999, Ms. Brundage was Vice President and General Manager of Productivity Point International. From January 1996 to September 1998, she served as Vice President and General Manager of Compaq Computer Corp.’s Multivendor Customer Services organization. Ms. Brundage also spent 13 years at Apple Computer, Inc. in a variety of senior field sales and corporate marketing roles.

Michael Davison joined Rainmaker in October 2002 as Vice President, Product Management and Marketing. Prior to joining Rainmaker, Mr. Davison was a self-employed management consultant specializing in business product and marketing strategy services for various clients from September 2001 to September 2002. From March 1998 to August 2001, Mr. Davison was employed at Preview Systems, Inc., in a variety of senior management roles, most recently as Vice President of Planning and Operations.

Cynthia Stephens joined Rainmaker in May 2002 as Vice President, Finance. From March 2001 to April 2002, Ms. Stephens held various management positions at Calico Commerce, Inc., most recently Vice President, Finance. From February 2000 to March 2001, Ms. Stephens served as Chief Operating Officer and Chief Financial Officer of Quiver, Inc. From August 1997 to January 2000, Ms. Stephens was employed at Infoseek Corporation in a variety of senior management positions, most recently as Chief Financial Officer.

Summary of Cash and Certain Other Compensation

The following table provides certain summary information concerning the compensation earned by the Company’s Chief Executive Officer and each of the four other most highly compensated executive officers of the Company whose aggregate salary and bonus for the 2002 Fiscal Year were in excess of $100,000, for services rendered in all capacities to the Company for the fiscal years ended December 31, 2002, 2001 and 2000. The listed individuals are hereinafter referred to as the “Named Executive Officers.” In addition, Mr. Haselden is included in the table because he would have been among the four most highly compensated executive officers on the last day of the 2002 Fiscal Year had he not terminated earlier in the year. Mr. Davison is also included in the table as his annual salary and bonus for the 2002 Fiscal Year would have been in excess of $100,000 had his employment with the Company commenced earlier in the year.

Summary Compensation Table

		Annual Compensation					Long-Term Compensation
	Year	Salary ($)	Bonus ($)		Other Annual Compensation ($) (8) (9)		Securities Underlying Options (#)	All Other Compensation ($) (6) (9)
Michael Silton Chairman, President and Chief Executive Officer	2002 2001 2000	$275,000 275,278 275,000	$186,120 84,675 48,126		$40,232 37,575 46,579	(1) (1) (1)	800,000 400,000 —	$3,655 3,918 4,925

Martin Hernandez Secretary, Chief Operating Officer and Chief Financial Officer	2002 2001 2000	210,000 210,000 199,938	142,128 207,484 28,500		32,934	(2)	1,100,000 400,000 200,000	7,221 7,271 2,219

Diane Brundage Vice President, Sales	2002	152,115	34,758	(3)	20,862	(3)	300,000	2,285

Michael Davison Vice President, Product Management and Marketing	2002	25,096	4,690		—		175,000	—

Cynthia Stephens Vice President, Finance	2002	89,924	25,422		—		175,000	846

Ritch Haselden (5) Former Vice President, Outsource Services	2002 2001 2000	81,355 132,046 114,173	49,106 147,863 118,997	(4) (4) (4)	6,461 — —	(7)	206,250 135,000 115,000	1,662 1,589 1,175

(1)	Includes car allowance in the amount of $24,000 in each of 2002, 2001 and 2000, respectively.

(2)	Includes car allowance in the amount of $24,000 and $8,900 related to reimbursement for the payment of taxes.

(3)	Amount reported as bonus consists of commissions and amount reported as all other annual compensation consists of car allowance.

(4)	Includes commissions of $33,288, $147,863 and $49,970 in 2002, 2001 and 2000, respectively.

(5)	Mr. Haselden’s employment with Rainmaker terminated on August 15, 2002.

(6)	Except for Mr. Silton and Mr. Hernandez, amounts consists solely of company matching contributions made to Rainmaker’s 401(k) savings plan. For Mr. Silton, amounts include premiums paid for term life insurance policies for the benefit of Mr. Silton, and for Mr. Hernandez, amounts include premiums paid for term life and disability insurance policies for the benefit of Mr. Hernandez.

(7)	Amount consists of car allowance.

(8)	Excludes other annual compensation in the form of perquisites and other personal benefits, for which the aggregate total of such perquisites and other personal benefits are lower than the lesser of $50,000 or 10% of the total annual salary and bonus earned by each named executive officer in each of the years ended December 31, 2001 and 2000.

(9)	In years prior to 2002, amounts shown under the “Other Annual Compensation” column or the “All Other Compensation” column may have been included in the “Salary” column or omitted.

Option/SAR Grants in Last Fiscal Year

The following table contains information concerning the stock options granted to the Named Executive Officers during 2002, including options granted under our Stock Option Exchange Program in exchange for cancellation of options for a like amount of replacement options. Cancellations of options are not reflected in the table.

In accordance with the rules of the Securities and Exchange Commission, the table below sets forth the hypothetical gains or “option spreads” that would exist for the options at the end of their respective terms. These gains are based on assumed annualized rates of stock price appreciation of 5% and 10% from the closing price on the date an option was granted until the end of the option term. The 5% and 10% assumed annual rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of future common stock prices.

The exercise price may be paid in cash or in shares of Common Stock valued at fair market value on the exercise date. Alternatively, the option may be exercised through a cashless exercise procedure pursuant to which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to us, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes. The compensation committee may also assist an optionee in the exercise of an option by (i) authorizing a loan from us in a principal amount not to exceed the aggregate exercise price plus any tax liability incurred in connection with the exercise or (ii) permitting the optionee to pay the option price in installments over a period of years upon terms established by the Compensation Committee. Effective July 30, 2002, as required by the Sarbanes-Oxley Act of 2002, in no event will loans be provided to any of the Company’s executive officers in relation to the exercise of an option.

The percentage numbers are based on an aggregate of 4,239,990 options granted to our employees and directors during 2002.

No stock appreciation rights were granted to the Named Executive Officers during 2002.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants							Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted (#)		Percent of Total Options Granted in 2002		Exercise or Base Price ($/share)		Expiration Date	5%		10%
Michael Silton	200,000 600,000	(1) (2)(4)	5 14	% %	$ $	0.28 0.23	01/10/2012 07/25/2010	$ $	35,218 76,083	$ $	89,250 187,397

Martin Hernandez	100,000 1,000,000	(1) (2)(5)	2 24	% %	$ $	0.28 0.23	01/10/2012 07/25/2010	$ $	17,609 126,805	$ $	44,625 312,328

Diane Brundage	300,000	(3)	7%			$0.30	03/18/2012		$56,601		$143,437

Michael Davison	175,000	(3)	4%			$0.76	10/30/2012		$83,643		$211,968

Cynthia Stephens	175,000	(3)	4%			$0.33	06/17/2012		$36,319		$92,039

Ritch Haselden	206,250	(2)(6)	5%			$0.23	07/25/2010		$26,154		$64,418

(1)	As part of our Stock Option Exchange Program, these options were tendered and cancelled on January 24, 2002.

(2)	As part of our Stock Option Exchange Program, these replacement options were granted on July 25, 2002.

(3)	Options vest and become exercisable over a four year schedule, with 25% exercisable one year from the date of grant and the balance exercisable in monthly installments thereafter.

(4)	Options vest and become exercisable as follows:

Option for 400,000 shares vest as to 100,000 shares on January 2, 2002, and 8,333 shares monthly for 36 months beginning February 2, 2002.

Option for 200,000 shares vest as to 50,000 shares on January 2, 2003, and 4,167 shares monthly for 36 months beginning February 2, 2003.

In the event that Mr. Silton’s employment is constructively terminated or terminated by the Company without cause, he will continue vesting in his outstanding stock options for a period of up to twenty-one months. See section titled “Employment Contracts, Termination of Employment and Change in Control Arrangements.”

(5)	Options vest and become exercisable as follows:

Option for 200,000 shares vest as to 50,000 shares on October 12, 2000, and 4,167 shares monthly for 36 months beginning November 12, 2000.

Option for 100,000 shares vest as to 25, 000 shares on October 12, 2001, and 2,083 shares monthly for 36 months beginning November 12, 2001.

Option for 200,000 shares vest as to 25,000 shares on December 13, 2000, and 4,167 shares monthly for 42 months beginning January 13, 2001.

Option for 400,000 shares vest as to 100,000 shares on January 2, 2002, and 8,333 shares monthly for 36 months beginning February 2, 2002.

Option for 100,000 shares vest as to 25,000 shares on January 2, 2003, and 2,083 shares monthly for 36 months beginning February 3, 2003.

In the event that Mr. Hernandez’s employment is constructively terminated or terminated by the Company without cause, he will continue vesting in his outstanding stock options for a period of up to fifteen months.

See section titled “Employment Contracts, Termination of Employment and Change in Control Arrangements.”

(6)	Options vest and become exercisable as follows:

Option for 15,000 shares vest as to 3,750 shares on March 13, 2001, and 312.5 shares monthly for 36 months beginning April 13, 2001.

Option for 100,000 shares vest as to 12,500 shares on December 13, 2000, and 2,083 shares monthly for 42 months beginning January 13, 2001.

Option for 16,250 shares vest as to 4,063 shares on January 11, 2002, and 338.5 shares monthly for 36 months beginning February 11, 2002.

Option for 75,000 shares vest as to 18,750 shares on November 8, 2002, and 1,562.5 shares monthly for 36 months beginning December 8, 2002.

As a result of the termination of his employment with Rainmaker on August 15, 2002, Mr. Haseleden held no options at December 31, 2002.

Aggregated Option Exercises and Fiscal Year End Values

The following table provides information, with respect to the Named Executive Officers, concerning the exercise of options during the 2002 Fiscal Year and unexercised options held by them at the end of that fiscal year. None of the Named Executive Officers exercised any stock appreciation rights during the 2002 Fiscal Year and no stock appreciation rights were held by the Named Executive Officers at the end of such year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($) (1)	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised in-the-Money Options at Fiscal Year End (2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Michael Silton	—	$—	191,666	408,334	147,583	314,417
Martin Hernandez	—	—	529,163	470,837	407,456	362,544
Diane Brundage	—	—	—	300,000	—	210,000
Michael Davison	—	—	—	175,000	—	42,000
Cynthia Stephens	—	—	—	175,000	—	117,250
Ritch Haselden	75,529	24,804	—	—	—	—

(1)	Based upon the closing market price of the purchased shares on the exercise less the option exercise price for those shares.

(2)	Based upon a market price of $1.00 per share, determined on the basis of the closing sales price per share of the Company’s Common Stock on the Nasdaq SmallCap Market on December 31, 2002, less the option price payable per share.

Employment Contracts, Termination of Employment and Change in Control Arrangements

The Company currently has employment agreements with Michael Silton, Chairman of the Board, President and Chief Executive Officer and Martin Hernandez, Chief Operating Officer, Chief Financial Officer and Secretary.

The employment agreement for Mr. Silton generally provides that if Mr. Silton’s employment is constructively terminated or terminated by the Company without cause, then Mr. Silton shall receive, with no duty to mitigate, the following: (i) an amount equal to one and three-quarter times Mr. Silton’s base salary and target annual bonus, to be paid in twenty-one equal monthly payments, (ii) up to twelve months of health and life insurance benefits, and (iii) continued vesting of all unvested stock options up to twenty-one months. Mr. Silton’s stated base salary and target annual bonus as of December 31, 2002 are each $275,000.

The employment agreement for Mr. Hernandez generally provides that if Mr. Hernandez’s employment is constructively terminated or terminated by the Company without cause, then Mr. Hernandez shall receive, with no duty to mitigate, the following: (i) an amount equal to one and one-quarter times Mr. Hernandez’s base salary and target annual bonus, to be paid in fifteen equal monthly payments, (ii) up to twelve months of health and life insurance benefits, and (iii) continued vesting of all unvested stock options up to fifteen months. Mr. Hernandez’s stated base salary and target annual bonus as of December 31, 2002 are each $210,000.

To the extent not already vested, options to purchase the Company’s Common Stock held by Messrs. Silton and Hernandez will become vested in the event of a merger in which more than 50% of the Company’s outstanding securities are transferred to persons different from those persons who are the Company’s stockholders prior to the merger or upon the sale of substantially all the Company’s assets in complete liquidation or dissolution. This acceleration feature does not apply in the event that the options are assumed by the successor corporation in the merger or are replaced with a cash incentive program. Mr. Silton and Mr. Hernandez shall have not less than twelve months to exercise their non-qualified options.

Compensation Committee Interlocks and Insider Participation

The compensation committee of the Company’s Board of Directors currently consists of Robert Leff, James Richardson, and Alok Mohan.

None of the Company’s executive officers serve as a member of the Board of Directors or compensation committee of any entity that has one or more of its executive officers serving as a member of the Company’s Board of Directors or compensation committee. No current member of the Company’s compensation committee has ever been an officer or employee of the Company.

2001 Option Exchange

In November 2001, the compensation committee of our Board of Directors authorized the implementation of an option exchange program pursuant to which our current employees, including executive officers, would have the opportunity to exchange their outstanding options to purchase shares of our Common Stock for new stock option grants to be made to them at a later date. The program was implemented because competition for key employees in our industry is intense, and the use of significant stock options for retention and motivation of such personnel is pervasive in high technology industries. The compensation committee of our Board believes that stock options are a critical component of the compensation package we offer to our employees in order to promote long-term retention, motivate high levels of performance and incentivise employee contributions to our success.

By implementing an option exchange program whereby the outstanding options under our 1999 Stock Incentive Plan (the “1999 Plan”), our 1998 Stock Option/Stock Issuance Plan or our 1995 Stock Option/Stock Issuance Plan (collectively, the “Plans”) could be exchanged for new options that would be granted at a later date with an exercise price equal to the fair market value of our common stock on that grant date, the compensation committee intended to provide our employees with the opportunity to acquire new options that over time may have a greater potential to increase in value, and thereby create better incentives for our employees to remain with us and contribute to the attainment of our business and financial objectives and the creation of value for all of our stockholders.

As a result of the option exchange program authorized by the compensation committee, all our current employees, including executive officers, were given the opportunity to exchange their outstanding stock options under our Plans, if those options had exercise prices of $.40 per share or more, for new replacement options to be granted under our 1999 Stock Incentive Plan on or following July 25, 2002. Options for approximately 3,439,920 shares of common stock were eligible for participation in the option exchange program. Of this total, options for 2,158,070 shares were held by our executive officers. At the conclusion of the option exchange program on January 24, 2002, we accepted for exchange and cancelled options to purchase an aggregate of 2,533,866 shares of our common stock, which represented 73.7% of the total number of shares covered by the options subject to the option exchange program. As a result, we issued new replacement options to purchase approximately 2,394,228 shares of common stock on July 25, 2002 in exchange for those cancelled options. No replacement options was granted to any employee whose options were cancelled pursuant to the option exchange program, unless that individual continued in our employment through the grant date of the replacement option. Each replacement option covered the same number of shares subject to the cancelled option to which it related, adjusted, however, for any stock split, combination or the like occurring prior to the grant date of the replacement options. Each replacement option has a vesting schedule pursuant to which it will vest and become exercisable in a series of annual and monthly installments upon the optionee’s completion of each year of service over the four-year period measured from the grant date of the tendered option. The exercise price of each replacement option was $0.23, equal to the closing price per share of our Common Stock on the grant date, as that price was reported on the Nasdaq SmallCap Market. Each option has a maximum term of eight years from the grant date, subject to earlier termination upon the optionee’s cessation of employment with us. The terms and conditions of the replacement options are substantially similar to those of the cancelled options.

The table below provides certain information concerning our executive officers that participated in the option exchange program and the options which were cancelled pursuant to that program. The non-employee members of our Board were not eligible to participate in the program.

The following table also normally sets forth certain information concerning the repricing, replacement or cancellation and regrant of options or other equity securities which has occurred after November 17, 1999, the date of our initial public offering, with respect to options held by our executive officers. To date, there have been no repricing, replacement or cancellation and regrant of options other than those tendered and cancelled as part of the Company’s Stock Option Exchange Program.

10-YEAR OPTION CANCELLATIONS AND REGRANTS

Name and Principal Position	Original Grant Date	Number of Securities Underlying Options/SAR’s Repriced or Amended	Market Price of Stock at Time of Cancellation		Exercise Price of Stock at Time of Cancellation		New Exercise Price		Length of Original Option Term (In Years) Remaining at Date of Cancellation
Michael Silton Chairman of the Board, President and Chief Executive Officer	01/02/01 01/10/02	400,000 200,000	$ $	0.34 0.34	$ $	1.13 0.28	$ $	0.23 0.23	8.92 9.94

Martin Hernandez Chief Operating Officer, Chief Financial Officer and Secretary	11/16/99 06/19/00 01/02/01 01/10/02	300,000 200,000 400,000 100,000		$0.34 $0.34 $0.34 $0.34	$ $ $ $	8.00 2.66 1.13 0.28		$0.23 $0.23 $0.23 $0.23	7.79 8.38 8.92 9.94

Diane Brundage (1) Vice President, Sales	—	—		—		—			—

Michael Davison (2) Vice President Product Management and Marketing	—	—		—		—			—

Cynthia Stephens (3) Vice President, Finance	—	—		—		—			—

Ritch Haselden Vice President, Outsource Services	03/20/00 06/19/00 01/15/01 11/08/01	15,000 100,000 16,250 75,000	$ $ $ $	0.34 0.34 0.34 0.34	$ $ $ $	10.06 2.66 1.88 0.22	$ $ $ $	0.23 0.23 0.23 0.23	8.13 8.38 8.95 9.77

(1)	Ms. Brundage joined the Company in February 2002, and thus did not participate in the Company’s Stock Option Exchange Program.

(2)	Mr. Davison joined the Company in October 2002, and thus did not participate in the Company’s Stock Option Exchange Program.

(3)	Ms. Stephens joined the Company in May 2002, and thus did not participate in the Company’s Stock Option Exchange Program.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

It is the duty of the compensation committee to review and determine the salaries and bonuses of executive officers of the Company, including the Chief Executive Officer, and to establish the general compensation policies for such individuals. The compensation committee was formed in May 1999.

The compensation committee believes that the compensation programs for the Company’s executive officers should reflect the Company’s performance and the value created for the Company’s stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual contributions to the Company’s success. The Company is engaged in a very competitive industry, and the Company’s success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals.

General Compensation Policy.    The compensation committee’s policy is to provide the Company’s executive officers with compensation opportunities that are based upon their personal performance, the financial performance of the Company and their contribution to that performance, and that are competitive enough to attract and retain highly skilled individuals. Each executive officer’s compensation package is comprised of two elements: (i) salary and bonus that approximates market and (ii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and the Company’s stockholders.

Factors.    The principal factors that were taken into account in establishing each executive officer’s compensation package for the 2002 Fiscal Year are described below. The compensation committee may, however, in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

Base Salary.    The base salary for each executive officer is established on the basis of each individual’s personal performance and internal alignment considerations. The compensation committee’s policy is to target base salary levels that approximate market for similar positions at peer companies. In order to determine market salary levels, the compensation committee examined surveys provided by compensation consulting firms, including the Radford Division of Aon Consulting, which provides compensation and benefits surveys to high technology companies. The compensation committee believes that the Company must remain competitive with technology companies of similar size in order to recruit and attain key executives.

Additionally, each executive officer’s overall compensation includes an equity interest in the Company, as described in more detail below. The philosophy behind this strategy is to have a portion of each executive officer’s total compensation tied to the Company’s performance and stock price appreciation in order to create a greater incentive to increase value for the Company’s stockholders.

Bonuses.    Certain of the Company’s executive officers, including the CEO, have entered into employment agreements which provide for, in addition to base salary and equity incentives, bonuses to be awarded on the basis of the Company’s attainment of pre-established revenue and net income goals. It is the intent of the compensation committee to use these bonuses, in conjunction with executives’ other equity incentives, to tie a potentially large portion of the executive’s total compensation to the financial performance of the Company.

Long-Term Incentives.    Generally, the compensation committee makes stock option grants annually to certain of the Company’s executive officers. Each grant is designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of the Company’s Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to ten years). Each option generally becomes exercisable in a series of installments over a four-year period, contingent upon the officer’s continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he remains employed by the Company during the vesting period, and then only if the market price of the shares appreciates over the option term.

The size of the option grant to each executive officer is set by the compensation committee at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual’s current position with the Company, the individual’s personal performance in recent periods and his or her potential for future responsibility and promotion over the option term. The compensation committee also takes into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual. The compensation committee has established certain guidelines with respect to the option grants made to the executive officers, but has the flexibility to make adjustments to those guidelines at its discretion.

CEO Compensation.    The compensation committee has set the base salary of the CEO at levels that it believes approximates market for base salary levels of chief executive officers of those companies with which the Company competes for executive talent. Additionally, Mr. Silton received a bonus in the amount of $186,120 on the basis of the Company’s attainment of pre-established revenue and net income goals for its 2002 fiscal year. The compensation committee believes that his total cash compensation approximates market for chief executive officers of those companies with which the Company competes for executive talent.

Compliance with Internal Revenue Code Section 162(m).    Section 162(m) of the Internal Revenue Code imposes a limitation on the deductibility for federal income tax purposes of compensation exceeding $1.0 million paid to certain executive officers. Compensation above $1 million is not subject to the limitation if it is “performance-based compensation” within the meaning of the Internal Revenue Code. The Company anticipates that any compensation deemed paid by it (whether by the disqualifying disposition of incentive stock options or the exercise of non-statutory stock options) in connection with options with exercise prices equal to the fair market value of option shares on the grant date will qualify as performance-based compensation for purposes of Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual. Because all compensation paid to the executive officers has not approached the 162(m) limitation, the compensation committee has not had to use any of the available exemptions from the deduction limit. Going forward, the compensation committee remains aware of the Internal Revenue Code section 162(m) limitations and the available exemptions, and will address the issue of deductibility when and if circumstances warrant the use of such exemptions.

It is the opinion of the compensation committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the interests of each executive officer and the interests of the Company’s stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

Submitted by the compensation committee of the Company’s Board of Directors:

Robert Leff, Chair

Alok Mohan

James Richardson

The foregoing report of the compensation committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

Report of the Audit Committee of the Board of Directors

The audit committee oversees the Company’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted principles, their judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61). In addition, the audit committee has discussed with the independent auditors the auditors’ independence from management and the Company (including the matters in the written disclosure required by the Independence Standards Board Standard No. 1), and considered the compatibility of nonaudit services with the auditors’ independence.

The audit committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The committee held four meetings during fiscal year 2002.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The audit committee and the Board have also recommended, subject to shareholder approval, the selection of the Company’s independent auditors.

Submitted by the audit committee of the Company’s Board of Directors:

James Richardson, Chair

Robert Leff

Alok Mohan

Stock Performance Graph

The graph depicted below shows a comparison of cumulative total stockholder returns for the Company, the Nasdaq Composite Index and an index of peer issuers selected in good faith by the Company which are in a similar line of business as the Company.

COMPARISON OF 37 MONTH CUMULATIVE TOTAL RETURN*

AMONG RAINMAKER SYSTEMS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,

THE NASDAQ COMPUTER & DATA PROCESSING INDEX AND A PEER GROUP

The graph covers the period from November 17, 1999, the commencement date of the Company’s initial public offering of shares of its Common Stock, to December 31, 2002. The graph assumes that $100 was invested on November 17, 1999 in the Company’s Common Stock at the market closing price of $18.50 per share on November 17, 1999 and in each index, and that all dividends were reinvested. No cash dividends have been declared on the Company’s Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

The companies included in the index of peer issuers for purposes of the preceding Stock Performance Graph are: Digital Impact, Inc., Intraware, Inc., Digital River, Inc. and Breakaway Solutions, Inc. The returns of each component issuer included in the index of peer issuers are weighted according to the respective issuer’s approximate market capitalization at November 17, 1999.

The preceding Stock Performance Graph, the Compensation Committee Report and the Audit Committee Report are not considered proxy solicitation material and are not deemed filed with the Commission. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by the Company under those statutes, neither the preceding Stock Performance Graph, the Compensation Committee Report, nor the Audit Committee Report is to be incorporated by reference into any such prior filings, nor shall such graph or reports be incorporated by reference into any future filings made by the Company under those statutes.

Section 16(a) Beneficial Ownership Reporting Compliance

The members of the Board of Directors, the executive officers of the Company and persons who hold more than ten percent (10%) of the Company’s outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 which require them to file reports with respect to their ownership of the Common Stock and their transactions in such Common Stock. To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, all Section 16(a) filings requirements applicable to its officers, directors and greater than ten percent shareholders were complied with.

Annual Report

A copy of the Annual Report of the Company for the 2002 Fiscal Year has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

Form 10-K

The Company filed an Annual Report on Form 10-K with the Commission on March 28, 2003. Stockholders may obtain a copy of this report, free of charge, by writing to Investor Relations, Rainmaker Systems, Inc., 1800 Green Hills Road, Scotts Valley, California 95066. In addition, copies of our annual, quarterly and current reports, and any amendments to those reports are made available, free of charge, on or through our website, as soon as reasonably practicable after electronically filing such reports with the Securities and Exchange Commission. Our website is http://www.rmkr.com.

Dated: April 16, 2003	BY ORDER OF THE BOARD OF DIRECTORS OF RAINMAKER SYSTEMS, INC.

EXHIBIT A

CHARTER OF THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS OF

RAINMAKER SYSTEMS, INC.

This charter governs the operations of the Audit Committee (the “Committee”) of the Board of Directors (“Board”) of Rainmaker Systems, Inc. (the “Company”). The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors.

I.    Organization

The Committee shall be members of, and appointed by, the Board of Directors and shall be comprised of at least three directors, each of whom are independent of management and the Company. Members of the Committee shall be considered independent as long as they do not accept any consulting, advisory, or other compensatory fees from the Company and are not an affiliated person of the Company or its subsidiaries, and meet the independence requirements of the NASD listing standards. All Committee members shall be financially literate, and at least one member shall be an “audit committee financial expert,” as defined by SEC regulations, and shall be so named.

II.    Purpose

The Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community, and others relating to: the integrity of the Company’s financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company’s independent auditors; the independent auditor’s qualifications and independence; and the Company’s compliance with ethics policies and legal and regulatory requirements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors and management of the Company.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

III.    Duties and Responsibilities

The primary responsibility of the Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors (“Board”) and report the results of their activities to the Board. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and

1

ethical behavior. The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate:

A.	The Committee shall be directly responsible for the appointment, retention, and termination of the independent auditors (subject, if applicable, to shareholder ratification), and the independent auditors must report directly to the Committee. The Committee also shall be directly responsible for the oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting. The Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting. The Committee shall receive a report from the independent auditors at the end of each fiscal year delineating final fees charged for all audit and non-audit services.

B.	In addition, the Committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and stock exchange listing standards.

C.	The Committee shall discuss with the independent auditors the overall scope and plans for their audits, including the adequacy of staffing and compensation. Also, the Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g., the Company’s Standards of Business Ethics and Conduct).

D.	At least annually, the Committee shall obtain and review a report by the independent auditors describing:

•	The firm’s internal quality control procedures.

•	Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

•	All relationships between the independent auditor and the Company (to assess the auditor’s independence).

E.	The Committee shall receive a report, verbal or written, from the independent auditor, prior to the filing of its audit report with the SEC, on all critical accounting policies and practices of the Company, all material alternative treatments of financial information within U.S. generally accepted accounting principles (“US GAAP”) that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditor, and other material written communications between the independent auditor and management.

F.	The Committee shall review and discuss with the independent auditors, prior to the filing of Form 10-K, all items required to be communicated in accordance with SAS-61, including audit adjustments, disagreements with management, consultation with other independent auditors, difficulties in performing the audit, etc.

G.	The Committee shall review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assertion.

H.

The Committee shall review with management and the independent auditors the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if

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distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

I.	The Committee shall prepare its report to be included in the Company’s annual proxy statement, as required by SEC regulations.

J.	The Committee shall review the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

K.	The Committee shall review and discuss earnings press releases, Forms 8-K as appropriate, as well as financial information and earnings guidance provided to analysts and rating agencies.

L.	The Committee shall meet separately periodically with management and the independent auditors to discuss issues and concerns warranting Committee attention. The Committee shall provide sufficient opportunity for the independent auditors to meet privately with the members of the Committee. The Committee shall review with the independent auditor any audit problems or difficulties and management’s response.

M.	The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

N.	The Committee shall receive corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

O.	The Committee shall review, on at least an annual basis, with the Company’s counsel, any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations, and any inquiries received from regulators or governmental agencies.

P.	The Committee shall review and approve all related-party transactions entered into by the Company.

Q.	The Committee shall periodically review the Company’s ethics policy and ensure that management has established a system to enforce and comply with its ethics policy.

R.	The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

IV.    Frequency & Timing

The Committee shall meet from time to time whenever appropriate in order to discharge the functions specified in this charter. A majority of the Committee will constitute a quorum for the conduct of business.

V.    Minutes

Minutes will be kept of each meeting of the Committee and will be provided to each member of the Board. Any action of the Committee shall be subject to revision, modification, rescission or alteration by the Board of

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Directors, provided that no neglect of third parties shall be affected by any such revision, modification, rescission or alteration.

Adopted:	March 31, 2003
Date

Signed:	/s/ JAMES RICHARDSON
James Richardson, Chair

/s/ ALOK MOHAN
Alok Mohan

/s/ ROBERT LEFF
Robert Leff

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EXHIBIT B

RAINMAKER SYSTEMS, INC.

2003 STOCK INCENTIVE PLAN

Adopted by the Board of Directors: April 1, 2003

Approved by the Stockholders:

Termination Date: March 31, 2013

ARTICLE ONE

GENERAL PROVISIONS

I.    PURPOSE OF THE PLAN

This 2003 Stock Incentive Plan is intended to promote the interests of Rainmaker Systems, Inc., a Delaware corporation, by providing eligible persons in the Corporation’s service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such service.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.    STRUCTURE OF THE PLAN

A.    The Plan shall be divided into five separate equity incentives programs:

•	the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

•	the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in special option grants,

•	the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary),

•	the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at designated intervals over their period of continued Board service, and

•	the Director Fee Option Grant Program under which non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to a special stock option grant.

B.    The provisions of Articles One and Seven shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III.    ADMINISTRATION OF THE PLAN

A.    The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board’s discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. However, any

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discretionary option grants or stock issuances for members of the Primary Committee must be authorized by a disinterested majority of the Board.

B.    Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

C.    Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any stock option or stock issuance thereunder.

D.    The Primary Committee shall have the sole and exclusive authority to determine which Section 16 Insiders and other highly compensated Employees shall be eligible for participation in the Salary Investment Option Grant Program for one or more calendar years. However, all option grants under the Salary Investment Option Grant Program shall be made in accordance with the express terms of that program, and the Primary Committee shall not exercise any discretionary functions with respect to the option grants made under that program.

E.    Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

F.    Administration of the Automatic Option Grant and Director Fee Option Grant Programs shall be self-executing in accordance with the terms of those programs, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under those programs.

IV.    ELIGIBILITY

A.    The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

(i)  employees,

(ii)  non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

(iii)  consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B.    Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

C.    Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan and the specific limitations described herein, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the

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granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when the issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

D.    The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

E.    The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Board members on or after the Plan Effective Date, whether through appointment by the Board or election by the Corporation’s stockholders, and (ii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings held after the Plan Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

F. All non-employee Board members shall be eligible to participate in the Director Fee Option Grant Program.

V.    STOCK SUBJECT TO THE PLAN

A.    The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed Seven Million One Hundred Seventy-Three Thousand Five Hundred and Twenty-Four (7,173,524) shares.

B.    The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with calendar year 2004, by an amount equal to four percent (4%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed Three Million (3,000,000) shares.

C.    No one person participating in the Plan may receive stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 1,000,000 shares of Common Stock in the aggregate per calendar year.

D.    Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) those options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation at the original issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by

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the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under Section IV of Article Two, Section III of Article Three, Section II of Article Five or Section III of Article Six of the Plan shall not be available for subsequent issuance under the Plan.

E.    If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan, and (v) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the provisions of Section V.B of this Article One. Such adjustments to the outstanding options are to be effected in a manner that shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

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ARTICLE TWO

DISCRETIONARY OPTION GRANT PROGRAM

I.    OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A.    Exercise Price.

1.  The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

2.  The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Seven and the documents evidencing the option, be payable in one or more of the forms specified below:

(i)  cash or check made payable to the Corporation,

(ii)  shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(iii)  to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B.    Exercise and Term of Options.    Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date. Additionally each option shall become exercisable at a rate of at least twenty percent (20%) per year over five (5) years from the option grant date, subject to continued employment. However, such limitation will not apply to officers, members of the Board or consultants and other independent advisors of the Corporation.

C.    Effect of Termination of Service.    The following provisions shall govern the exercise of any options held by the Optionee at the time of termination of Service by for any reason, including death and Permanent Disability:

(i)  Any option outstanding at the time of the Optionee’s termination of Service shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, provided that such period shall be:

(a)	at least six (6) months from the date of such termination if such termination was caused by death, Misconduct or Permanent Disability; or

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(b)	at least thirty (30) days from the date of such termination if such termination was not caused by death or Permanent Disability.

but no option shall be exercisable after the expiration of the option term.

(ii)  Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the Optionee’s designated beneficiary or beneficiaries of that option.

(iii)  Should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options under this Article Two, then all those options shall terminate immediately and cease to be outstanding.

(iv)  Except to the extent otherwise provided in the documents evidencing an option, the option shall terminate and cease to be outstanding immediately upon the Optionee’s cessation of Service to the extent that the option is not at that time exercisable for vested shares. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised.

D.    Stockholder Rights.    The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E.    Repurchase Rights.    The Plan Administrator shall have the discretion to grant options that are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. The Plan Administrator may not impose a vesting schedule upon any option grant or the shares of Common Stock subject to that option which is more restrictive than twenty percent (20%) per year vesting, with the initial vesting to occur not later than one (1) year after the option grant date. However, such limitation will not apply to officers, members of the Board or consultants and other independent advisors of the Corporation.

F.    Limited Transferability of Options.    During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee’s death. However, a Non-Statutory Option may be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s family or to a trust established exclusively for one or more such family members or to Optionee’s former spouse, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee, as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

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II.    INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Seven shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

A.    Eligibility.    Incentive Options may only be granted to Employees.

B.    Dollar Limitation.    The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

C.    10% Stockholder.    If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III.    CORPORATE TRANSACTION/CHANGE IN CONTROL

A.    In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. However, an outstanding option shall not become exercisable on such an accelerated basis if and to the extent: (i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on any shares for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

B.    All outstanding repurchase rights shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

C.    Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

D.    Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or

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class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year and (iv) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under this Plan, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

E.    The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of such Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to those options and may be exercised for any or all of those shares as fully vested shares of Common Stock, whether or not those options are to be assumed in the Corporate Transaction. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Option Grant Program so that those rights shall not be assignable in connection with such Corporate Transaction and shall accordingly terminate upon the consummation of such Corporate Transaction, and the shares subject to those terminated rights shall thereupon vest in full.

F.    The Plan Administrator shall have full power and authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall become exercisable for all the shares of Common Stock at the time subject to those options in the event the Optionee’s Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed and do not otherwise accelerate. In addition, the Plan Administrator may structure one or more of the Corporation’s repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of his or her Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

G.    The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of a Change in Control, become exercisable for all the shares of Common Stock at the time subject to those options and may be exercised for any or all of those shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Option Grant Program so that those rights shall terminate automatically upon the consummation of such Change in Control, and the shares subject to those terminated rights shall thereupon vest in full. Alternatively, the Plan Administrator may condition the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program and the termination of one or more of the Corporation’s outstanding repurchase rights under such program upon the subsequent termination of the Optionee’s Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control.

H.    The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Nonstatutory Option under the Federal tax laws.

I.    The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

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IV.    CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program and to grant in substitution new options covering the same or a different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

V.    STOCK APPRECIATION RIGHTS

A.    The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

B.    The following terms shall govern the grant and exercise of tandem stock appreciation rights:

(i)  One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

(ii)  No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

(iii)  If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

C.    The following terms shall govern the grant and exercise of limited stock appreciation rights:

(i)  One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

(ii)  Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock at the time subject to such option (whether or not the option is otherwise at that time exercisable for those shares) over (B) the aggregate exercise price payable for those shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

(iii)  At the time such limited stock appreciation right is granted, the Plan Administrator shall pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

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ARTICLE THREE

SALARY INVESTMENT OPTION GRANT PROGRAM

I.    OPTION GRANTS

The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Grant Program is to be in effect and to select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for such calendar year or years. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Ten Thousand Dollars ($10,000.00) nor more than Fifty Thousand Dollars ($50,000.00). Each individual who files such a timely authorization shall automatically be granted an option under the Salary Investment Grant Program on the first trading day in January of the calendar year for which the salary reduction is to be in effect. Any person who is a California resident may not participate in the Salary Investment Option Grant Program.

II.     OPTION TERMS

Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

A.    Exercise Price.

1.  The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

2.  The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B.    Number of Option Shares.    The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

X = A ÷ (B x 66-2/3%), where

X is the number of option shares,

A is the dollar amount of the reduction in the Optionee’s base salary for the calendar year to be in effect pursuant to this program, and

B is the Fair Market Value per share of Common Stock on the option grant date.

C.    Exercise and Term of Options.    The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee’s completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

D.    Effect of Termination of Service.    Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the

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expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee’s cessation of Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the designated beneficiary or beneficiaries of the option. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee’s cessation of Service. However, the option shall, immediately upon the Optionee’s cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

III.    CORPORATE TRANSACTION/ CHANGE IN CONTROL/ HOSTILE TAKE-OVER

A.    In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. Each such outstanding option shall terminate immediately following the Corporate Transaction, except to the extent assumed by the successor corporation (or parent thereof) in such Corporate Transaction. Any option so assumed and shall remain exercisable for the fully vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee’s cessation of Service.

B.    In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. The option shall remain so exercisable until the earliest to occur of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee’s cessation of Service, (iii) the termination of the option in connection with a Corporate Transaction or (iv) the surrender of the option in connection with a Hostile Take-Over.

C.    Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option granted him or her under the Salary Investment Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. The Primary Committee shall, at the time the option with such limited stock appreciation right is granted under the Salary Investment Option Grant Program, pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Primary Committee or the Board shall be required at the time of the actual option surrender and cash distribution.

D.    Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the

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successor corporation may, in connection with the assumption of the outstanding options under this Plan, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

E.    The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.    REMAINING TERMS

The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

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ARTICLE FOUR

STOCK ISSUANCE PROGRAM

I.    STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals.

A.    Purchase Price.

1.  The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

2.  Subject to the provisions of Section I of Article Seven, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i)  cash or check made payable to the Corporation, or

(ii)  past services rendered to the Corporation (or any Parent or Subsidiary).

B.    Vesting Provisions.

1.  Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals. The Plan Administrator may not impose a vesting schedule upon any stock issuance or share right award effected under the Stock Issuance Program which is more restrictive than twenty percent (20%) per year vesting, with initial vesting to occur not later than one (1) year after the issuance date. However, such limitation will not apply to officers, members of the Board or consultants and other independent advisors of the Corporation.

2.  Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

3.  The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

4.  Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect

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to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

5.  The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.

6.  Outstanding share right awards under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals established for such awards are not attained. The Plan Administrator, however, shall have the discretionary authority to issue shares of Common Stock under one or more outstanding share right awards as to which the designated performance goals have not been attained.

II.     CORPORATE TRANSACTION/CHANGE IN CONTROL

A.    All of the Corporation’s outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

B.    The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant’s Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

C.    The Plan Administrator shall also have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant’s Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control.

III.    SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

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ARTICLE FIVE

AUTOMATIC OPTION GRANT PROGRAM

I.    OPTION TERMS

A.    Grant Dates.    Option grants shall be made on the dates specified below:

1.  Each individual who is first elected or appointed as a non-employee Board member at any time on or after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase One Hundred Thousand (100,000) shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

2.  On the date of each Annual Stockholders Meeting held after the Plan Effective Date, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board at that particular Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase Twenty Thousand (20,000) shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such Twenty Thousand (20,000)-share option grants any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have otherwise received one or more stock option grants from the Corporation prior to the Plan Effective Date shall be eligible to receive one or more such annual option grants over their period of continued Board service.

B.    Exercise Price.

1.  The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

2.  The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

C.    Option Term.    Each option shall have a term of ten (10) years measured from the option grant date.

D.    Exercise and Vesting of Options.    Each option shall be immediately exercisable for any or all of the option shares. However, any unvested shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee’s cessation of Board service prior to vesting in those shares. The shares subject to each initial One Hundred Thousand (100,000)-share grant shall vest, and the Corporation’s repurchase right shall lapse, in a series of eight (8) successive equal quarterly installments upon the Optionee’s completion of each three (3)-month period of service as a Board member over the twenty-four (24)-month period measured from the option grant date. The shares subject to each annual Twenty Thousand (20,000)-share option grant shall vest in a series of two successive semi-annual installments upon the Optionee’s completion of each six (6)-month period of service over the twelve (12)-month period measured from the grant date.

E.    Limited Transferability of Options.    Each option under this Article Five may be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s family or to a trust established exclusively for one or more such family members or to Optionee’s former spouse, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option

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immediately prior to such assignment and shall be set forth in such documents issued to the assignee, as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Five, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

F.    Termination of Board Service.    The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

(i)  The Optionee (or, in the event of Optionee’s death, the personal representative of the Optionee’s estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or the designated beneficiary or beneficiaries of such option) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

(ii)  During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee’s cessation of Board service.

(iii)  Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully vested shares of Common Stock.

(iv)  In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

II.    CORPORATE TRANSACTION/ CHANGE IN CONTROL/ HOSTILE TAKE-OVER

A.    In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

B.    In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Each such option shall remain exercisable for such fully vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

C.    All outstanding repurchase rights shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction or Change in Control.

D.    Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in

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return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

E.    Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under this Plan, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

F.    The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III.    REMAINING TERMS

The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

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ARTICLE SIX

DIRECTOR FEE OPTION GRANT PROGRAM

I.    OPTION GRANTS

The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years for which the Director Fee Option Grant Program is to be in effect. For each such calendar year the program is in effect, each non-employee Board member may irrevocably elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board for that year to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation’s Chief Financial Officer prior to the first day of the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable. Each non-employee Board member who files such a timely election shall automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which the annual retainer fee which is the subject of that election would otherwise be payable in cash. Any person who is California resident may not participate in the Director Fee Option Grant Program.

II.    OPTION TERMS

Each option shall be a Non-Statutory Option governed by the terms and conditions specified below.

A.    Exercise Price.

1.  The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

2.  The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B.    Number of Option Shares.    The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

X = A ÷ (B x 66-2/3%), where

X is the number of option shares,

A is the portion of the annual retainer fee subject to the non-employee Board member’s election, and

B is the Fair Market Value per share of Common Stock on the option grant date.

C.    Exercise and Term of Options.    The option shall become exercisable in a series of twelve (12) equal monthly installments upon the Optionee’s completion of each calendar month of Board service during the calendar year for which the retainer fee election is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

D.    Limited Transferability of Options.    Each option under this Article Six may be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s family or to a trust established exclusively for one or more such family members or to Optionee’s former spouse, to the extent such assignment is in connection with Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option

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immediately prior to such assignment and shall be set forth in such documents issued to the assignee, as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Six, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

E.    Termination of Board Service.    Should the Optionee cease Board service for any reason (other than death or Permanent Disability) while holding one or more options under this Director Fee Option Grant Program, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee under this Director Fee Option Grant Program at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

F.    Death or Permanent Disability.    Should the Optionee’s service as a Board member cease by reason of death or Permanent Disability, then each option held by such Optionee under this Director Fee Option Grant Program shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may be exercised for any or all of those shares as fully vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. In the event of the Optionee’s death while holding such option, the option may be exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the designated beneficiary or beneficiaries of such option.

Should the Optionee die after cessation of Board service but while holding one or more options under this Director Fee Option Grant Program, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee’s cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the designated beneficiary or beneficiaries of such option. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee’s cessation of Board service.

III.    CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

A.    In the event of any Corporate Transaction while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. Each such outstanding option shall terminate immediately following the Corporate Transaction, except to the extent assumed by the successor corporation (or parent thereof) in such Corporate Transaction. Any option so assumed and shall remain exercisable for the fully vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee’s cessation of Board service.

B.    In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as

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fully vested shares of Common Stock. The option shall remain so exercisable until the earliest to occur of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee’s cessation of Board service, (iii) the termination of the option in connection with a Corporate Transaction or (iv) the surrender of the option in connection with a Hostile Take-Over.

C.    Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option granted him or her under the Director Fee Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

D.    Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under this Plan, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

E.    The grant of options under the Director Fee Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.    REMAINING TERMS

The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

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ARTICLE SEVEN

MISCELLANEOUS

I.    TAX WITHHOLDING

A.    The Corporation’s obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

B.    The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant or Director Fee Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

Stock Withholding:    The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

Stock Delivery:    The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

II.    EFFECTIVE DATE AND TERM OF THE PLAN

A.    The Plan shall become effective immediately on the Plan Effective Date. However, the Salary Investment Option Grant Program and the Director Fee Option Grant Program shall not be implemented until such time as the Primary Committee may deem appropriate. Options may be granted under the Discretionary Option Grant at any time on or after the Plan Effective Date, and the initial option grants under the Automatic Option Grant Program shall also be made on the Plan Effective Date to any non-employee Board members eligible for such grants at that time. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation’s stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

B.    The Plan shall terminate upon the earliest to occur of (i) March 31, 2013, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Should the Plan terminate on March 31, 2013, then all option grants and unvested stock issuances outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

III.    AMENDMENT OF THE PLAN

A.    The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the

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Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

B.    Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

IV.    USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

V.    REGULATORY APPROVALS

A.    The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

B.    No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VI.     NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

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APPENDIX

The following definitions shall be in effect under the Plan:

A.    Automatic Option Grant Program shall mean the automatic option grant program in effect under Article Five of the Plan.

B.    Board shall mean the Corporation’s Board of Directors.

C.    Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

(i)  the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders, or

(ii)  a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

D.    Code shall mean the Internal Revenue Code of 1986, as amended.

E.    Common Stock shall mean the Corporation’s common stock.

F.    Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

(i)  a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

(ii)  the sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation.

G.    Corporation shall mean Rainmaker Systems, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Rainmaker Systems, Inc. which shall by appropriate action adopt the Plan.

H.    Director Fee Option Grant Program shall mean the special stock option grant in effect for non-employee Board members under Article Six of the Plan.

I.    Discretionary Option Grant Program shall mean the discretionary option grant program in effect under Article Two of the Plan.

J.    Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

K.    Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

L.    Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i)  If the Common Stock is at the time traded on the Nasdaq National Market or SmallCap Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or SmallCap Market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)  If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii)  If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market or SmallCap Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

M.    Hostile Take-Over shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board does not recommend such stockholders to accept.

N.    Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

O.    Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i)  such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

(ii)  such individual’s voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual’s consent.

P.    Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

Q.    1934 Act shall mean the Securities Exchange Act of 1934, as amended.

R.    Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

S.    Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Investment Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

T.    Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

U.    Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

V.    Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant and Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

W.    Plan shall mean the Corporation’s 2003 Stock Incentive Plan, as set forth in this document.

X.    Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

Y.    Plan Effective Date shall mean the date the Plan shall become effective and shall be coincident with the second trading day following stockholder approval of the Plan.

Z.    Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and to administer the Salary Investment Option Grant Program solely with respect to the selection of the eligible individuals who may participate in such program.

AA.    Salary Investment Option Grant Program shall mean the salary investment option grant program in effect under Article Three of the Plan.

BB.    Secondary Committee shall mean a committee of one or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

CC.    Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

DD.    Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

EE.    Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

FF.    Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

GG.    Stock Issuance Program shall mean the stock issuance program in effect under Article Four of the Plan.

HH.    Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

II.    Take-Over Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

JJ.    10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

KK.    Withholding Taxes shall mean the Federal, state and local income and employment withholding taxes to which the holder of Non-Statutory Options or unvested shares of Common Stock may become subject in connection with the exercise of those options or the vesting of those shares.

RAINMAKER SYSTEMS, INC.

PROXY

COMMON STOCK

Annual Meeting of Stockholders, May 14, 2003

This Proxy is Solicited on Behalf of the Board of Directors of

Rainmaker Systems, Inc.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held May 14, 2003 and the Proxy Statement and appoints Martin Hernandez and Michael Silton, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Rainmaker Systems, Inc. (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the Hilton San Jose South/Scotts Valley, 6001 La Madrona Drive, Scotts Valley, CA, 95066, on May 14, 2003 at 3:30 p.m.. Pacific Daylight Savings Time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

☒	PLEASE MARK VOTE AS SHOWN IN THIS EXAMPLE.

1.	To elect two directors to serve for a one-year term ending in the year 2004 or until their successors are duly elected and qualified;
	Michael Silton			FOR	WITHHOLD AUTHORITY TO VOTE

	Robert Leff			FOR	WITHHOLD AUTHORITY TO VOTE

For all nominees except as noted above.

2.	FOR	AGAINST	ABSTAIN	To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2003.

3.	FOR	AGAINST	ABSTAIN	To approve the 2003 Stock Incentive Plan.

4.				In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

The Board of Directors recommends a vote IN FAVOR OF the directors listed above and a vote IN FAVOR OF each of the listed proposals. This Proxy, when properly executed, will be voted as specified above. If no specification is made, this Proxy will be voted IN FAVOR OF the election of the directors listed above and IN FAVOR OF the other proposals.

Please print the name(s) appearing on each share

certificate(s) over which you have voting authority:

(Print name(s) on certificate)

Please sign your name:	Date:

(Authorized Signature(s))